UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 6, 2018

MOLECULIN BIOTECH, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-37758	47-4671997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2575 WEST BELLFORT, SUITE 333, HOUSTON TX 77054
(Address of principal executive offices and zip code)

(713) 300-5160
(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2018, the Compensation Committee of the Board of Directors of Moleculin Biotech, Inc. (“Company”) completed its annual review of executive compensation for the 2017/2018 compensation year (June 1, 2017 to May 31, 2018). After researching comparable companies and using a leading industry survey, the Compensation Committee recommended to the Board of Directors, and after receiving the recommendation, the Board of Directors approved the following compensation arrangements with its named executive officers for the 2018/2019 compensation year (June 1, 2018 to May 31, 2019):

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For the 2017/2018 compensation year, Walter V. Klemp, Chief Executive Officer, was granted a cash bonus award of $138,250 and was issued a 10-year option to purchase 603,000 shares of the Company's common stock, under the Company's 2015 Stock Plan, with 4-year annual vesting (i.e., one-quarter of grant vests on the first, second, third and fourth anniversary of the issuance date) and an exercise price equal the closing price of the Company's common stock on the date of approval, or $1.82 per share. For the 2018/2019 compensation year, Mr. Klemp’s base compensation was increased to $440,000, his targeted cash bonus for such year was set at 55% of base compensation, and his targeted option grant value for such year was set at $800,000; provided that the cash bonus and option grants for the compensation year are subject to Compensation Committee approval.

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For the 2017/2018 compensation year, Jonathan P. Foster, Chief Financial Officer, was granted a cash bonus award of $105,300 and was issued a 10-year option to purchase 301,000 shares of the Company's common stock, under the Company's 2015 Stock Plan, with 4-year annual vesting (i.e., one-quarter of grant vests on the first, second, third and fourth anniversary of the issuance date) and an exercise price equal the closing price of the Company's common stock on the date of approval, or $1.82 per share. For the 2018/2019 compensation year, Mr. Foster’s base compensation was increased to $340,000, his targeted cash bonus for such year was set at 40% of base compensation, and his targeted option grant value for such year was set at $315,000; provided that the cash bonus and option grants for the compensation year are subject to Compensation Committee approval.

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For the 2017/2018 compensation year, Donald Picker, Chief Science Officer, was granted a cash bonus award of $54,510 and was issued a 10-year option to purchase 75,000 shares of the Company's common stock, under the Company's 2015 Stock Plan, with 4-year annual vesting (i.e., one-quarter of grant vests on the first, second, third and fourth anniversary of the issuance date) and an exercise price equal the closing price of the Company's common stock on the date of approval, or $1.82 per share. For the 2018/2019 compensation year, Dr. Picker’s base compensation will be $275,000, his targeted cash bonus for such year was set at 41% of base compensation, and his targeted option grant value for such year was set at $100,000; provided that the cash bonus and option grants for the compensation year are subject to Compensation Committee approval.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 6, 2018, Moleculin Biotech, Inc. held its 2017 Annual Meeting of Stockholders (the "Annual Meeting"). As of April 25, 2018, the record date for the Annual Meeting, there were 25,768,861 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 21,717,041, or 84.27%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of our common stock are entitled to one vote for each share held. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company's stockholders at the Annual Meeting.

Proposal 1. The Company's stockholders elected Walter V. Klemp, Robert George, Michael Cannon and John Climaco each to serve until the 2019 annual meeting of stockholders of the Company or until such person's successor is qualified and elected. The voting for each director was as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Walter V. Klemp	9,682,963	142,471	11,891,607
Robert George	9,316,137	509,297	11,891,607
Michael Cannon	9,342,171	483,263	11,891,607
John Climaco	9,708,268	117,166	11,891,607
Proposal 2. The Company's stockholders ratified the appointment of Grant Thornton, LLP as the Company's Independent registered public accounting firm for the fiscal year ending December 31, 2018, by the following vote:

Votes For	Votes Against	Abstain
21,223,813	234,112	259,116

Proposal 3. The Company's stockholders authorized the Board of Directors, in its sole discretion, prior to the one-year anniversary of the Annual Meeting, to file an amendment to the Company's Certificate of Incorporation to effect a reverse stock split at one of the following reverse stock split ratios, 1-for-2, 1-for-3, 1-for-4, or 1-for-5. As of the date hereof, the Company's Board of Directors has not made any determination on the filing of such amendment. The voting on this proposal is set forth below:

Votes For	Votes Against	Abstain
16,630,159	4,773,195	313,687

Proposal 4. The Company's stockholders approved the authorization to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of Proposal 3, the reverse stock split. The voting on this proposal is set forth below:

Votes For	Votes Against	Abstain
17,517,241	3,909,718	290,082

Adjournment of the Annual Meeting was not necessary or appropriate because there were sufficient votes in favor of Proposal 3.

Proposal 5. The Company's stockholders approved the amendment to the Company's 2015 stock plan. The voting on this proposal is set forth below:

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Votes For	Votes Against	Abstain	Broker Non-Votes
8,823,152	939,044	63,238	11,891,607

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MOLECULIN BIOTECH, INC.
Date: June 8, 2018
By:    /s/ Jonathan P. Foster
Jonathan P. Foster
Chief Financial Officer

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